Exhibit 99.1

Lenders’ Presentation Rockwood Specialties Group, Inc. Public Version February 1, 2012 Creativity Performance Stability

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s periodic filings on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Agenda Introduction Credit Suisse Company Overview Seifi Ghasemi Financial Overview Robert Zatta Strategic Summary Seifi Ghasemi Q&A Rockwood team

Introduction

Transaction Overview Rockwood Specialties Group, Inc. (“Rockwood” or the “Company”) intends to refinance its existing Senior Subordinated Notes due November 15, 2014 with a new senior secured term loan A and excess cash The transaction will significantly reduce Rockwood’s cost of capital and extend maturities The Company intends to raise a new $350 million 5-year term loan A facility Proceeds from the new term loan, along with ~$200 million cash on the balance sheet, will be used to repay existing senior subordinated notes Rockwood will seek an amendment from lenders under its existing senior secured credit facility to permit the term loan A facility and to amend certain other provisions of the existing Credit Agreement The existing senior secured credit facility will remain outstanding

Sources & Uses ($ in millions) Pro Forma Capitalization ($ in millions) Source: Company filings. Note: See Appendix for reconciliation of non-GAAP measures. (1) Cash deduction limited to $200 million. (2) LTM 9/30/11 covenant Adj. EBITDA was $828 million. Sources & Uses and Pro Forma Capitalization $821 $821 LTM 9/30/11 Adj. EBITDA(2) 1.7x $1,387 1.7x $1,371 Net debt 1.9x $1,544 2.1x $1,729 Total debt November 2014 – (335) 335 7.625% sr. subordinated notes – € November 2014 – ($200) 200 7.500% sr. subordinated notes – $ 1.7x 1,387 1.2x 994 Covenant net senior secured debt(1) 1.7x $1,387 1.0x $836 Net senior secured debt 1.9x $1,544 1.5x $1,194 Total senior secured debt 30 30 Other loans 37 37 Capitalized lease obligations June 2013 281 281 TiO2 venture term loans – € June 2013 – – TiO2 venture revolving credit facility (€30m) 1.5x $1,196 1.0x $846 Total Rockwood secured credit facilities February 2018 846 $846 Senior secured term loan B February 2017 $350 $350 – New senior secured term loan A February 2016 – – Revolving credit facility ($180m) $158 ($200) $358 Cash and cash equivalents Maturity Adj. EBITDA 9/30/11 Adj. Adj. EBITDA 9/30/11 Cum. mult. PF Cum. mult. As of $550 Total $550 Total 8 Estimated fees & expenses 7 Call premium 200 Cash $535 Repayment of Sr. Sub. Notes $350 New Sr. Sec. Term Loan A Uses Sources $860 $860 2011 Adj. EBITDA 1.6x $1,381 1.6x $1,365 Net debt 1.8x $1,514 2.0x $1,688 Total debt 11/15/2014 – (324) 324 7.625% sr. subordinated notes – € 11/15/2014 – ($200) 200 7.500% sr. subordinated notes – $ 1.6x 1,381 1.1x 964 Covenant net senior secured debt(1) 1.6x $1,381 1.0x $841 Net senior secured debt 1.8x $1,514 1.4x $1,164 Total senior secured debt 65 65 Other debt June 2013 253 253 TiO2 venture term loans – € June 2013 – – TiO2 venture revolving credit facility (€30m) 1.4x $1,196 1.0x $846 Total Rockwood term loans February 2017 350 $350 – New senior secured term loan A February 2018 $846 $846 Senior secured term loan February 2016 – – Revolving credit facility ($180m) $133 ($189) $322 Cash and cash equivalents Maturity Adj. EBITDA 12/31/11 Adj. Adj. EBITDA 12/31/11 Cum. mult. PF Cum. mult. As of

Presenters Seifi Ghasemi Chairman and Chief Executive Officer Robert J. Zatta Senior Vice President & Chief Financial Officer Chairman and Chief Executive Officer of Rockwood since November 2001 Director of the Main Board of GKN plc, a $6 billion global industrial company (1997-2001) Chairman and CEO of GKN Sinter Metals and Hoeganes Corporation Employed with the BOC Group plc (now part of The Linde Group) from 1979-1997, a $7 billion global industrial gas company Director of the Main Board of The BOC Group, plc; President of BOC Americas and Chairman & CEO of BOC Process Plants and Cryostar M.S. in Mechanical Engineering from Stanford University Senior Vice President & Chief Financial Officer of Rockwood since April 2001 Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning Prior to Campbell, worked for General Foods Corporation (Philip Morris / Kraft) and Thomas J. Lipton, Inc. B.S. in Business Administration and M.B.A. in Finance

Company Overview

Rockwood at a Glance Global specialty chemicals and advanced materials company Listed on the NYSE (“ROC”) with $4.0 billion market capitalization(1) LTM 9/30/11 Net Sales of $3,653 million LTM 9/30/11 Adjusted EBITDA of $821 million 22.5% Adjusted EBITDA margin Excellent portfolio of niche businesses #1 or #2 market positions globally Technology leaders Limited exposure to oil price fluctuations Excellent opportunities for organic growth Leading global producer of lithium compounds Strong free cash flow generation from diversified global operations LTM 9/30/11 free cash flow of $276 million Strong balance sheet with net total debt to Adjusted EBITDA at 9/30/11 of 1.7x down from 7.0x in 2003 Note: See Appendix for reconciliation of non-GAAP measures. (1) As of January 30, 2012.

We have evolved into a leading specialty chemical and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control 2006-present 2005 2004 2003 2002 2001 2000 IPO – all primary Delevers balance sheet Continued focus on cash flow generation Organic and bolt-on acquisition-driven growth Positive impact from strategic initiatives Elimination of bureaucracy Shifts focus to growth Impacted by economic downturn Hires Seifi Ghasemi and Bob Zatta Acquires Dynamit Nobel Seamless integration of the two businesses New strategic initiatives Culture change Sets up metrics Productivity, cost reduction, accountability and capital discipline Formation of Rockwood Strong product and technology platform Corporate orphan with untapped growth potential Reduces portfolio complexity Further delevers balance sheet Strategic alliances and cash-accretive acquisitions Rockwood Today Net Sales: $3.7 billion(1) Note: Net Sales as reported, not pro forma for acquisitions or divestitures. (1) Net Sales for the twelve month period ended 9/30/11. ($ in millions) The Rockwood History – Transformation Through Growth Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Net Sales

Rockwood Business Platforms Net Sales: $3,653 Adjusted EBITDA: 821 % Margin: 22.5% LTM 9/30/11 Financials Continuing Operations Only ($ in millions) Net Sales Adjusted EBITDA Note: See Appendix for reconciliation of non-GAAP measures. Segment breakdowns exclude Corporate and Other. (1) TiO2 Pigments is owned 61% by Rockwood and 39% by Kemira. It is a restricted subsidiary within the credit group, but not a guarantor. Specialty Chemicals (Chemetall) Net Sales: $1,328 Adj. EBITDA: 343 % Margin: 25.8% Performance Additives Net Sales: $777 Adj. EBITDA: 141 % Margin: 18.1% TiO2 Pigments(1) Net Sales: $930 Adj. EBITDA: 228 % Margin: 24.5% Advanced Ceramics (CeramTec) Net Sales: $586 Adj. EBITDA: 182 % Margin: 31.0%  16% Specialty Chemicals Performance Additives TiO 2 Pigments Advanced Ceramics 38% 26% 20% 16% Specialty Chemicals Performance Additives TiO 2 Pigments Advanced Ceramics 37% 21% 26% 16%

Net Sales by End-market Net Sales by Geography 2010 Total Net Sales: $3.2 billion Attractive Global Businesses in Diversified End-markets Chemicals & Plastics 16% Automotive 14% Construction 12% Life Sciences 12% Specialty Coatings 11% Environmental 2% Paper 2% Metal Treatment & General Industry 17% Electronics & Telecommunications 4% Consumer Products 1% Other 9% North America 24% Other 22% Europe 54%

Inorganic Raw Material Base and Limited Exposure to Energy Prices

Raw Material Position

- Top 10 raw materials represent only 8.8% of 2010 net sales

Raw Material	Business	% of 2010 Net Sales
Titanium-bearing Slag	Titanium Dioxide Pigments	1.7%
Ilmenite	Titanium Dioxide Pigments	1.2%
Tin	Specialty Chemicals	1.2%
Quaternary Amines	Clay-based Additives	1.0%
Iron Oxide	Color Pigments	0.8%
Zinc / Zinc Oxide	Specialty Chemicals / Titanium Dioxide / Timber	0.8%
Copper	Timber Treatment Chemicals	0.7%
Antimony Sulfides	Specialty Chemicals	0.5%
Phosphoric Acid	Specialty Chemicals / Timber	0.4%
Spavin	Titanium Dioxide Pigments	0.4%
Total		**8.8%**

Note: Pro forma for sale of AlphaGary plastic compounding business.

Energy Exposure

- Energy purchases account for approximately 5.7% of 2010 net sales(1)
- Very limited exposure to oil price fluctuations due to inorganic focus

(1) Pro forma for sale of AlphaGary plastic compounding business.

Rockwood Powered by Lithium
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Business Overview Specialty Chemicals – Chemetall

Focused on lithium-based fine chemicals and surface treatment chemicals Innovative technology and one of the global leaders in each key area Approximately 3,000 employees More than 30 production sites in over 17 countries LTM 9/30/11 Net Sales of $1.3 billion Adjusted EBITDA margin of approximately 26% Strong organic growth platform with double digit revenue and Adjusted EBITDA growth expected Chemetall – Rockwood’s Specialty Chemicals Business Note: See Appendix for reconciliation of non-GAAP measures.

Batteries Pharmaceutical Batteries Brine Evaporating Ponds in Chile Largest Global Producer of Lithium Products Chemetall – Rockwood’s Specialty Chemicals Business

2010 Net Sales by End-market 2010 Key Geographic Markets Fine Chemicals – Overview Lithium based Fine Chemicals, Special Metals and Metal Sulfides Key products are Lithium and Cesium compounds and Metal Sulfides With over $500 million of sales, Rockwood is the #1 global supplier of Lithium and metal based fine chemicals Key end-markets are Life Sciences, Chemicals and Plastics, Electronics and Automotive Excellent global presence in all three regions Cost effective production processes through Lean Sigma Source: Company estimates. Life Sciences 32% Automotive 23% Electronics 10% Other 10% Chemicals & Plastics 25% Europe 52% Other 26% Americas 22%

Rockwood’s Strategic Position in Lithium World’s largest producer of lithium compounds By far, the leading producer of lithium organic compounds and second largest producer of salts Provides lithium compounds throughout all stages of the value chain Long-time established technology leader Leading-edge producer of lithium compounds used in Li-ion batteries Rights to significant resources in North and South America Production and R&D facilities in North and South America, Europe and Asia-Pacific Significant additional investments to strengthen global market presence

Lithium – Selected Applications Lithium carbonate Butyl - lithium Lithium metal Lithium hydroxide Lithium specialties Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease CO2 Absorption Elastomers Elastomers Aluminum Aluminum Lithium Batteries Electronic Materials Cement Cement Al - alloys Al - alloys Mining Agrochemicals Agrochemicals Li - Ion - Batteries Li - Ion - Batteries Key Products Key Applications

New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany La Porte, TX, USA Rockwood Lithium Facilities Around the World

Sources of Lithium Minerals – spodumene High cost, environmental issues Salt form (brine pools) Lowest cost, environmentally friendly Embedded in hard clay High cost, difficult to extract Our Source

Lithium – Global Innovation Drivers Transportation Revolution Safety & Health Communications & Mobility Independence from oil Renewable energy concepts Smart grid and energy storage Less energy and water Less chemicals and simpler process New active pharmaceutical ingredients New agro ingredients and resistance Reduction of greenhouse gas Miniaturization of electronic devices Extended range of electronic devices High power electronic devices

Lithium Ion Battery Market Growing Strongly in Existing Applications Emerging Application: HEV Cars and Plug-ins Lithium Carbonate Usage Rate in Lithium Ion Batteries Over 3 billion lithium ion battery cells for electronic devices are produced every year Lithium carbonate and some lithium hydroxide are used for the manufacturing of various cathode materials (mainly lithium cobaltate) Historical annual growth rate for lithium ion batteries has averaged over 15% and expected growth in the next few years will be in that range or higher Current major market applications for lithium ion batteries are cell phones, notebook computers, power tools, iPods and other applications All major car manufacturers are working to develop hybrid cars for the future Current technology of NiMH in batteries will change to lithium ion batteries due to higher performance and reliability Change of battery technology is being developed rapidly Chemetall is working with leading battery developers and manufacturers as well as institutes/universities to support the latest technology developments Hybrid and electrical cars is expected to be the growth driver Lithium Carbonate usage depends on the type of battery: Application Lithium Carbonate Content Cell Phone 3 grams ~ 0.1 oz Notebook 30 grams ~ 1.0 oz Power Tool 30-40 grams ~ 1.0-1.4 oz Plug-in Hybrid 16 kWh 20 lbs All Electrical Vehicle (EV) 25 kWh 50 lbs

Lithium – New Products & New Processes High purity lithium salts LiBoB as electrolyte additive Lithium ion battery third generation products Recycling of lithium ion battery components Soft reagents as organic synthesis tools Organometallic reagents in alternative solvents Water free inorganic salts Meho and n-Butyl Magnesium Chloride in DBE as alternative Mg precursor for Ziegler-Natta catalysts

Current global demand for battery- grade lithium-carbonate (LCE) 40 million lbs/year Addition of 1 million all-electric cars will demand (LCE) Additional 50 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 20 million lbs Lithium Carbonate Equivalent (LCE) Demand Source: Company estimates.

Significant growth of lithium ion batteries for cell phones, laptop computers and other mobile communication devices Penetration of lithium ion batteries for mobile power tools (drills, etc.) Pharmaceutical applications Alloys in aerospace structures Lithium Growth 10%+ CAGR in Last 10 Years

Second Largest Global Producer of Products & Services for Metal Processing Specialty Chemicals (Chemetall) – Surface Treatment

Surface Treatment – Overview Leading global surface treatment company At forefront of coatings and materials development Asset-light, highly profitable business Enables customers’ growth in all regions due to global organization, broad market expertise and technical services capabilities Focused on developments of environmentally-sound and game-changing technologies Strategic approach Grow through organic growth and bolt on acquisitions Leverage technology assets in new segments Expand the value chain at existing customers Grow in BRIC and growing economies Create game-changing innovations and capture value

Surface Treatment Markets Served Extensive expertise network gained through operating in various markets Wheels Shock Absorbers Engine Parts Plastic Fascia Components Appliances, HVAC Cans Heavy Equipment Aluminum Finishing Tube Wire Extrusion Cars Trucks Busses Aircraft manufacturing, operation and overhaul NDT Automotive Auto Components Coil Cold Forming Aerospace General Industry Steel Mills Aluminum Mills Job Coater Service Center

Examples of Value Chain Extensions of Chemetall Markets Cars Trucks Busses Automotive Auto Components General Industry Aluminum wheels Steel wheels Beverage cans Food cans Aerosol cans $4 – $7 per car 62 million cars $4 – $7 per car $8 – $13 per car Pretreatment Technologies Market Additional Process Elements Total Value Total Potential $800 million $0.07 – $0.13 per wheel 350 – 400 million wheels $0.10 – $0.15 per wheel $0.17 – $0.28 per wheel Pretreatment Technologies Market Additional Process Elements Total Value Total Potential $85 million $40 million 220 billion cans $45 million $85 million Pretreatment Technologies Market Additional Process Elements Total Value Total Potential $85 million Source: Company estimates.

New State-of-the-Art Surface Treatment Facility Chemetall is building a new state-of-the-art $25 million manufacturing plant in Blackman Township, MI The plant will manufacture surface treatment chemicals to pre-treat metal used in the manufacture of durable goods and the cleaning and sanitizing of equipment used in a broad range of US industries Plant will be the largest surface treatment facility in the world The new facility is expected to employ 70 to 80 individuals from workers to supervisors and chemists Construction of the facility is expected to be completed in October 2012, with full commissioning targeted for late 2012 Following the completion of the new plant, Chemetall will close its LaMirada, CA, Romulus, MI, and Jackson, MI manufacturing facilities. The construction of this advanced technology facility enables Rockwood to: Consolidate US operations Improve product quality Reduce dependence on imported raw material for the production of this product In addition, it reflects Rockwood’s confidence in the future growth of the US economy

Business Overview Performance Additives

Performance Additives – Overview Performance Additives Net Sales: $777 Adjusted EBITDA: 141 % Margin: 18.1% LTM 9/30/11 Financials ($ in millions) Color Pigments and Services Timber Treatment Chemicals Clay-based Additives Products Key End-markets Iron oxide pigments Construction (concrete blocks, roofing tiles) Coatings Plastics Paper Rubber Specialties Wood preservative chemical products Inorganic chemicals Residential – patios, decking, fencing, playground equipment, house construction Industrial – utility poles, highway posts/barriers, bridges Synthetic and organic thickeners Coatings & inks Personal Care Household care Paper mills Oilfield Foundries Plastics and Composites Note: See Appendix for reconciliation of non-GAAP measures.

New Advanced Technology Production Facility Color Pigments and Services business will build an advanced technology production facility in Augusta, GA, to deploy significant recent advancements in proven iron oxide pigment technology $115 million investment First new iron oxide pigment production plant in the US in nearly 35 years Construction expected to take place over the next 18 months, with commissioning targeted for the first half of 2013 Expected to employ 80 to 100 individuals Following the completion of the new plant, Rockwood will close its St. Louis, MO manufacturing facility and part of its Beltsville, MD facility Rockwood is the only global iron oxide supplier with production capabilities in North America This investment is further evidence of Rockwood’s commitment to strengthen regional manufacturing capability to support customers Reflects the Company’s confidence in the future growth of the US economy This advanced technology facility enables Rockwood to: Consolidate US operations Improve product quality Reduce dependence on imported raw material for the production of this product

Business Overview TiO2 Pigments

Formed in September 2008; owned 61% by Rockwood and 39% by Kemira JV created leading global specialty TiO2 and Functional Additives producer #1 globally in anatase TiO2 Complementary product lines and manufacturing capabilities with Kemira business Over €20 million of synergies realized to date LTM 9/30/11 Net Sales and Adjusted EBITDA of $930 million and $228 million, respectively LTM 9/30/11 Adj. EBITDA margin of 24.5% Focus on specialty applications in Fiber / Films, Cosmetics, Packaging Inks, Food, Pharma and Catalysts End-markets include: Synthetic Fibers, Coatings, Plastics, Packaging Inks, Pharma, Cosmetics, Food, Paper, Catalysts, Water, Cement, Steel Rockwood’s TiO2 Business: Sachtleben JV – Overview Note: See Appendix for reconciliation of non-GAAP measures.

4 Western plants with approximately 240 kT of total annual capacity shut down in past 3 years Demand has recovered to pre-July 2008 levels Global inventories at lowest levels in over 10 years Supply lead times increasing U.S. manufacturers reduced European exports due to stronger dollar SustainableTiO2 price increases 2010 World Demand by End-market Total World demand: 5,300 kT TiO2 Market Update Source: TZMI. Plastics 25% Specialties 10% Paper 9% Coatings 56%

61% 5 Largest TiO2 Producers Local market focus Inconsistent quality Limited technical capability 35% 60+ Chinese and Other Asian Producers Local market focus Inconsistent quality Limited technical capability 4% Sachtleben Uniquely positioned Strong Technical capabilities Flexible production High margin specialties Complementary Zinc / Barium products Our View of the Competitive TiO2 Landscape Source: Company estimates.

Sulfate-process Anatase TiO2 used as processing aid and delusturing agent in synthetic fiber manufacturing Sachtleben is recognized Anatase market and fiber TiO2 technology leader Average pricing 30 % to 40 % above Rutile TiO2 grades Significant pricing power in 2010 and 2011 New product introductions will expand Sachtleben leadership 2010 Estimated Market Share Leader in Anatase TiO2 for Fiber Applications Source: Company estimates. Largest Competitors 27% Next 3 Companies 20% All Other 13% Sachtleben 40%

Business Overview Advanced Ceramics – CeramTec

Advanced Ceramics – Overview Leading global producer of high-performance advanced ceramics materials and products Key end-markets include Medical – components for hip joint prostheses and glove formers for high-quality latex gloves Electronic – substrates, electrical resistor cores and ceramic tapes as carriers for electronic circuits Industrial Automotive 18 production sites in 10 countries LTM 9/30/11 Net Sales of $586 million Adjusted EBITDA margin of approximately 31% Note: See Appendix for reconciliation of non-GAAP measures.

Advanced Ceramics – Overview (cont’d) Ceramics – Piezo Applications Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical

Advanced Ceramics – Net Sales Mix 2010 Net Sales by End-market 2010 Net Sales by Geography Source: Company estimates. Industry 30% Automotive 24% Electronics 14% Medical 32% Rest of Europe 43% America 15% Asia 11% Germany 31%

CeramTec Products – Mobility & Energy DCB – High-Power Energy Administration for Trains Mobility Energy SPK-Tools – For High-Performance Milling and Turning Piezo-Ceramic Components for Sensor Technology CeramCell – Ceramic Fuel Cells CeramCool – Heat-Sink for LED-Lighting and High-Power Electronics Piezo-Ceramic Smart Materials for Energy Harvesting Ceramic Bearings in Wind Power Plants

CeramTec Products – Potable Water & Health Potable Water Health Porous Ceramics for Water Filtration BIOLOX – Ceramic Hip, Knee and Spine Components Dipping Formers for Operation Gloves Ceramic Components for Medical Apparatus CeramDisc – Water Flow and Temperature Regulation

CeramTec – Future Target Markets Mobility Energy Potable Water Health

Financial Overview

Attractive Financial Characteristics High margin specialty product portfolio generating steady returns Strong long-term Net Sales and Adjusted EBITDA trend Strong cash flow generation from diversified global operations Excellent prospects for organic growth Disciplined investment strategy Solid balance sheet with limited legacy liabilities Well-invested modern infrastructure in place

Net Sales Adjusted EBITDA and % Margin Note: Reflects the divestitures of Groupe Novasep, Electronics and AlphaGary businesses. 2008 on a pro forma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. ($ in millions) ($ in millions) Steady Growth and Strong Adjusted EBITDA Margins $2,362 $2,553 $2,877 $3,488 $2,769 $3,192 $3,653 2005 2006 2007 2008 2009 2010 LTM 9/30/11 $464 $489 $583 $652 $510 $634 $821 19.6% 19.2% 20.3% 18.7% 18.4% 19.9% 22.5% 2005 2006 2007 2008 2009 2010 LTM 9/30/11

Capital Expenditures(1) ($ in millions) Sustainable Maintenance CapEx (3% of Net Sales) % of Net Sales 6.3% 7.0% 5.5% 5.6% 6.8% Note: Pro forma for divestitures of the electronics and the AlphaGary plastic compounding businesses. (1) Net of government grants received. Investing in the Business $178 $219 $152 $180 $247 2007 2008 2009 2010 LTM 9/30/11

Note: Free cash flow is defined as net cash from operating activities of continuing operations, less capital expenditures, plus proceeds from government grants received and other items (including, among others, the cash impact of adjustments made to Adjusted EBITDA under our senior secured credit agreement). Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. The amounts also include the current portion of the income tax provision (cash taxes), interest expense, net minus deferred financing costs, mark-to-market adjustments on interest rate swaps and forward contracts, and capital expenditures net of proceeds on the sale of property, plant and equipment. The numbers do not reflect any divestitures. See Appendix for reconciliation of non-GAAP measures. ($ in millions) Strong Free Cash Flow Generation $128 $123 $176 $95 $302 $320 $276 2005 2006 2007 2008 2009 2010 LTM 9/30/11

Note: Net leverage amounts shown net of all cash. Covenant calculation Based on Senior Debt only Not to exceed 2.75x Rockwood at 1.02x at 9/30/11 (using total cash) Strong Track Record of Deleveraging 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x 7.0x 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11 Net Total Debt / Adj. EBITDA Net Senior Secured Debt / Adj. EBITDA

Current & Pro Forma Capitalization

($ in millions)

	Actual 9/30/2011		Pro forma 9/30/2011	
	As reported	Covenant[1]	As reported	Covenant[1]
Balance sheet FX-rate	*1.34*	*1.40*	*1.34*	*1.40*
LTM adjusted EBITDA	**$821**	**$828** [2]	**$821**	**$828** [2]
Net Debt				
Rockwood term loan A	–	–	$350	$350
Rockwood term loan B	$846	$846	846	846
TiO_2 Venture term loan	281	293	281	293
Assumed debt	68	66	68	66
Senior Sub. Notes 2014	535	–	–	–
Total debt	**$1,729**	**$1,205**	**$1,544**	**$1,555**
Cash	(358)	(200)	(158)	(158)
Net debt	**$1,371**	**$1,005**	**$1,387**	**$1,397**
Net debt / LTM adjusted EBITDA	**1.67x**		**1.69x**	
Covenant – as calculated		**1.21x**		**1.69x**
Covenant – with full cash		**1.02x**		**1.69x**
Covenant per credit agreement		2.75x		2.75x

- Reduction in weighted average cost of capital from 4.8% to 3.3%[3]
- Extends average tenor of debt facilities from 4 years to 5 years

(1) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $200 million and converts Euro denominated debt at average Euro-rate during LTM period.

(2) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses.

(3) Assumes current LIBOR rate of 0.56%, current EURIBOR rate of 1.20% and no interest rate hedges.

Rockwood Powered by Lithium



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Strategic Summary

Strategic Focus Energy Energy storage Electrification of transportation High temperature ceramics Aging of Population Ceramic hip joints, knee joints, etc. Organometallic compounds in pharmaceuticals

Moving Forward Focus Portfolio Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +22% Focus On Growth Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Improve Financial Ratios Net Total Debt to Adjusted EBITDA of less than 1.25x in two years Further reduction in future years EPS growth of +20% per year Transportation Revolution Position the lithium business for the coming transportation revolution (electric cars)

Compelling Organic Growth Opportunities

	Growth drivers	Competitive position
Lithium	▪ Miniaturization of electronic devices ▪ New active pharmaceutical ingredients ▪ Adoption of electric vehicles	▪ #1 global supplier of lithium and metal based fine chemicals
Surface Treatment	▪ Expanding footprint in Asia-Pacific region: $700+ million market growing at 15%+ / year ▪ Mid-sized customer gains in general industrial market ▪ Synthetic sulfides applications ▪ Aerospace market: 2-3x GDP growth	▪ A leading global producer in a growing market
Color Pigments	▪ Iron oxide pigments for decorative stone	▪ #2 globally
Wood Treatment	▪ Next-generation non-metallic organic timber preservatives	▪ #2 globally ▪ Viance JV with Dow
Clay-Based Additives	▪ Rheological additives for water-based coatings ▪ Nanoclays to enhance composite properties in plastic and rubber compounds	▪ #2 globally
TiO_2 Specialties	▪ Anatase TiO_2 for Asian synthetic fiber producers ▪ Nano-applications	▪ A leading global producer of specialties; JV with Kemira has expanded portfolio
Ceramics	▪ Producer of advanced ceramic ball and cup hip joints – Sole producer in the U.S. with FDA approval ▪ Ceramic components for artificial knee joints in test for Europe ▪ High-performance ceramic substrates for electronics ▪ Piezo-electronics and specialized components for high-end automotive applications	▪ #1 globally in ceramic components for hip joint prostheses systems ▪ #1 in Europe in cutting tools

Rockwood Powered by Lithium



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Questions & Answers

Appendix

Additional Financial Information

Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) Rockwood – Quarterly Financial Summary $612 $683 $736 $738 $778 $814 $801 $798 $914 $1,000 $941 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 $102 $117 $143 $147 $157 $163 $161 $154 $207 $234 $227 17% 17% 19% 20% 20% 20% 20% 19% 23% 23% 24% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011

Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) Specialty Chemicals – Financial Overview $225 $236 $262 $274 $290 $287 $284 $303 $333 $359 $333 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 $50 $58 $68 $70 $74 $73 $71 $78 $87 $92 $87 22% 24% 26% 26% 25% 26% 25% 26% 26% 26% 26% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011

Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) Performance Additives – Financial Overview $155 $180 $182 $154 $177 $199 $188 $162 $193 $221 $201 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 $21 $22 $28 $24 $30 $37 $34 $23 $35 $46 $37 13% 12% 16% 16% 19% 18% 14% 18% 21% 18% 17% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011

Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) TiO2 Pigments – Financial Overview $139 $164 $178 $186 $181 $190 $193 $195 $227 $256 $253 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 $22 $20 $25 $32 $31 $30 $34 $35 $55 $64 $75 12% 14% 17% 16% 18% 18% 24% 25% 30% 15% 17% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011

Net Sales Adjusted EBITDA and % Margin Source: Company filings. Note: As reported financials. ($ in millions) ($ in millions) Advanced Ceramics – Financial Overview $88 $97 $109 $119 $125 $130 $131 $130 $154 $155 $146 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 $18 $26 $31 $32 $37 $41 $40 $35 $48 $51 $48 20% 27% 29% 27% 31% 31% 27% 31% 33% 32% 30% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011

Current Balance Sheet ($ in millions) Source: Company filings. 9/30/2011 Assets: Current Assets Cash and Equivalents $358 Accounts Receivable 513 Inventories 609 Other Current Assets 82 Total Current Assets $1,562 Net Property, Plant & Equipment 1,588 Goodwill & Intangible Assets 1,414 Other Assets 76 Total Assets $4,640 Liabilities and Equity: Current Portion of Long-Term Debt $65 Accounts Payable 224 Other Current Liabilities 368 Total Current Liabilities $657 Long-Term Debt 1,664 Other Non-Current Liabilities 616 Restricted Stock Units 12 Equity 1,690 Total Liabilities and Equity $4,640

Reconciliations

($ in millions) Reconciliation of Net Income to Adjusted EBITDA Q3 YTD 9/30 2011 2010 2011 2010 Net income attributable to Rockwood Holdings, Inc. $75.9 $40.5 $348.4 $129.8 Net income attributable to noncontrolling interest 11.9 3.0 32.6 5.2 Net income $87.8 $43.5 $381.0 $135.0 Income tax provision 34.4 16.4 101.0 46.4 Income from discontinued operations, net of tax – (2.5) (0.9) (13.6) Gain on sale of discontinued operations, net of tax – – (119.4) – Income from continuing operations before taxes $122.2 $57.4 $361.7 $167.8 Interest expense, net 26.3 38.6 74.0 116.7 Depreciation and amortization 67.0 61.8 200.2 188.4 Sub-total $215.5 $157.8 $635.9 $472.9 Restructuring and other severance costs 4.5 1.5 9.5 2.8 Systems/organization establishment expenses 0.3 0.1 1.3 1.5 Acquisition and disposal costs 0.2 0.4 0.4 1.0 Loss on early extinguishment/modification of debt 0.1 1.6 16.6 1.6 Asset write-downs and other – 0.1 0.3 2.4 Foreign exchange loss (gain) on financing activities, net 2.4 (0.9) (1.8) (0.8) Other 3.9 – 4.9 (0.7) Adjusted EBITDA from continuing operations $226.9 $160.6 $667.1 $480.7 Discontinued operations – AlphaGary – 8.5 0.2 25.6 Total Adjusted EBITDA $226.9 $169.1 $667.3 $506.3

Reconciliation of Pre-Tax Income to Pro Forma Adjusted EBITDA: 2005 – LTM 9/30/11

($ in millions)

	Twelve months ended						
	September 30,	December 31,					
	2011	2010	2009	2008 PF	2007	2006	2005
Net income attributable to Rockwood Holdings, Inc. – nine months ended September 30, 2011	$348.4						
Net income attributable to Rockwood Holdings, Inc. – three months ended December 31, 2010	109.6						
Net income (loss) attributable to Rockwood Holdings, Inc.	**$458.0**	**$239.4**	**$21.1**	**($588.4)**	**$317.1**	**$103.0**	**$95.8**
Net income (loss) attributable to noncontrolling interest	36.5	9.1	(3.8)	(83.6)	8.0	5.2	(3.0)
Net income (loss)	**$494.5**	**$248.5**	**$17.3**	**($672.0)**	**$325.1**	**$108.2**	**$92.8**
Income tax provision (benefit)	30.0	(24.6)	9.7	(31.0)	58.8	62.9	59.7
(Income) loss from discontinued operations, net of tax	(6.7)	(19.4)	(16.8)	75.9	(31.7)	(59.1)	10.3
Gain on sale of discontinued operations, net of tax	(119.4)	–	–	(42.9)	(210.4)	–	–
Income (loss) from continuing operations before taxes	**$398.4**	**$204.5**	**$10.2**	**($670.0)**	**$141.8**	**$112.0**	**$162.8**
Interest expense, net	108.4	151.1	178.1	225.1	207.5	197.3	210.9
Depreciation and amortization	267.7	255.9	274.2	249.6	203.2	168.0	150.4
Goodwill impairment charges	–	–	–	717.5	–	–	–
Restructuring and other severance costs	11.7	5.0	20.3	34.1	12.0	5.3	15.7
Systems/organization establishment expenses	1.9	2.1	6.3	12.5	3.6	9.8	3.9
Acquisition and disposal costs	0.7	1.3	3.0	1.7	1.8	1.9	1.1
Inventory write-up charges	–	–	–	6.9	5.7	0.9	–
Loss (gain) on early extinguishment/modification of debt	16.6	1.6	26.6	(4.0)	19.1	–	27.5
Management services agreement termination fee	–	–	–	–	–	–	10.0
Asset write-downs and other	9.4	11.5	2.6	(1.9)	(4.7)	1.9	(4.0)
Acquired in-process research and development	–	–	–	2.9	–	–	–
Foreign exchange loss (gain) on financing activities, net	–	1.0	(16.0)	32.3	(7.8)	(8.6)	(112.2)
Other	6.0	0.4	4.6	1.9	0.9	0.3	(2.1)
Pro forma adjustments[(1)]	–	–	–	43.4	–	–	–
Total Adjusted EBITDA[(2)]	$820.8	$634.4	$509.9	$652.0	$583.1	$488.8	$464.0

(1) Includes pro forma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.
(2) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses for all years presented. In addition, years 2008 - 2011 exclude discontinued operations of the pool and spa chemicals business sold in 2008.

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – YTD September 30

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations – AlphaGary	Corporate and other	Consolidated
Year-to-Date 9/30/11							
Income (loss) - cont. ops. before taxes	**$165.0**	**$61.8**	**$126.6**	**$83.6**	–	**($75.3)**	**$361.7**
Interest expense, net	26.5	6.9	9.2	16.8	–	14.6	74.0
Depreciation and amortization	58.8	43.3	53.6	40.4	–	4.1	200.2
Restructuring and other severance costs	7.0	1.9	–	0.5	–	0.1	9.5
Systems/organization establishment expenses	0.4	0.6	0.3	–	–	–	1.3
Acquisition and disposal costs	0.1	–	–	0.1	–	0.2	0.4
Loss on early extinguishment/modifications of debt	7.8	1.7	–	4.0	–	3.1	16.6
Asset write-downs and other	0.1	–	–	0.2	–	–	0.3
Foreign exchange loss on financing activities, net	(0.5)	1.2	–	0.8	–	(3.3)	(1.8)
Other	0.6	–	3.4	–	–	0.9	4.9
Adjusted EBITDA – continuing operations	**$265.8**	**$117.4**	**$193.1**	**$146.4**	–	**($55.6)**	**$667.1**
Discontinued operations – AlphaGary	–	–	–	–	0.2	–	$0.2
Total Adjusted EBITDA	**$265.8**	**$117.4**	**$193.1**	**$146.4**	**$0.2**	**($55.6)**	**$667.3**
Year-to-Date 9/30/10							
Income (loss) - cont. ops. before taxes	**$115.8**	**$30.6**	**$32.3**	**$58.4**	–	**($69.3)**	**$167.8**
Interest expense, net	46.4	22.9	12.1	22.2	–	13.1	116.7
Depreciation and amortization	54.9	42.9	50.0	36.5	–	4.1	188.4
Restructuring and other severance costs	0.7	0.8	–	0.8	–	0.5	2.8
Systems/organization establishment expenses	0.8	0.3	0.3	0.1	–	–	1.5
Acquisition and disposal costs	0.4	0.1	–	–	–	0.5	1.0
Loss on early extinguishment/modifications of debt	0.7	0.3	–	0.4	–	0.2	1.6
Asset write-downs and other	0.2	2.1	–	–	–	0.1	2.4
Foreign exchange (gain) loss on financing activities, net	(1.3)	–	–	(0.5)	–	1.0	(0.8)
Other	(0.6)	0.6	(0.2)	–	–	(0.5)	(0.7)
Adjusted EBITDA – continuing operations	**$218.0**	**$100.6**	**$94.5**	**$117.9**	–	**($50.3)**	**$480.7**
Discontinued operations – AlphaGary	–	–	–	–	25.6	–	25.6
Total Adjusted EBITDA	**$218.0**	**$100.6**	**$94.5**	**$117.9**	**$25.6**	**($50.3)**	**$506.3**

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($ in millions) Note: Continuing operations only. Reconciliation of Pre-Tax Income to Adjusted EBITDA – LTM 9/30/11 Specialty Chemicals Performance Additives Titanium Dioxide Pigments Advanced Materials Corporate and other Consolidated Twelve months ended September 30, 2011 Income (loss) - cont. ops. before taxes $207.3 $65.2 $138.8 $97.6 ($110.5) $398.4 Interest expense, net 37.1 9.8 12.1 23.7 25.7 108.4 Depreciation and amortization 78.2 57.2 73.2 53.5 5.6 267.7 Restructuring and other severance costs 8.3 2.6 – 0.8 – 11.7 Systems/organization establishment expenses 0.6 0.6 0.5 0.1 0.1 1.9 Acquisition and disposal costs 0.2 0.1 – 0.1 0.3 0.7 Loss on early extinguishment/modification of debt, net 7.8 1.7 – 4.0 3.1 16.6 Asset write-downs and other 1.7 2.0 0.1 1.0 4.7 9.5 Foreign exchange loss (gain) on financing activities, net 1.4 1.3 – 0.9 (3.6) – Other 0.8 0.1 3.4 – 1.5 5.8 Total Adjusted EBITDA $343.4 $140.6 $228.1 $181.7 ($73.1) $820.7

Reconciliation of Pre-Tax Income to Adjusted EBITDA – 2011

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Three months ended March 31, 2011						
Income (loss) from continuing operations before taxes	**$49.0**	**$15.1**	**$38.7**	**$24.8**	**($25.4)**	**$102.2**
Interest expense, net	9.6	2.5	(1.1)	6.2	5.8	23.0
Depreciation and amortization	19.4	14.2	17.1	13.4	1.3	65.4
Restructuring and other severance costs	0.9	0.1	–	–	–	1.0
Systems/organization establishment expenses	0.1	0.2	–	–	–	0.3
Acquisition and disposal costs	0.1	–	–	–	–	0.1
Loss on early extinguishment/modification of debt	7.7	1.7	–	4.0	2.8	16.2
Asset write-downs and other	0.1	–	–	–	–	0.1
Foreign exchange (gain) loss on financing activities, net	(0.1)	1.0	–	(0.1)	(2.8)	(2.0)
Other	0.1	0.1	–	–	0.1	0.3
Total Adjusted EBITDA	**$86.9**	**$34.9**	**$54.7**	**$48.3**	**($18.2)**	**$206.6**
Three months ended June 30, 2011						
Income (loss) from continuing operations before taxes	**$61.3**	**$28.4**	**$40.7**	**$31.4**	**($24.5)**	**$137.3**
Interest expense, net	8.4	2.2	4.2	5.4	4.5	24.7
Depreciation and amortization	19.8	14.5	18.3	13.7	1.5	67.8
Restructuring and other severance costs	3.2	0.7	–	0.1	–	4.0
Systems/organization establishment expenses	0.2	0.2	0.3	–	–	0.7
Acquisition and disposal costs	–	–	–	–	0.1	0.1
Loss on early extinguishment/modification of debt	–	–	–	–	0.3	0.3
Asset write-downs and other	0.1	–	–	0.1	–	0.2
Foreign exchange gain on financing activities, net	(0.9)	–	–	(0.1)	(1.2)	(2.2)
Other	0.3	–	–	–	0.4	0.7
Total Adjusted EBITDA	**$92.4**	**$46.0**	**$63.5**	**$50.6**	**($18.9)**	**$233.6**

Note: Continuing operations only.

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($ in millions) Reconciliation of Pre-Tax Income to Adjusted EBITDA – 2011 (cont’d) Note: Continuing operations only. Specialty Chemicals Performance Additives Titanium Dioxide Pigments Advanced Ceramics Corporate and other Consolidated Three months ended September 30, 2011 Income (loss) from continuing operations before taxes $54.7 $18.3 $47.2 $27.4 ($25.4) $122.2 Interest expense, net 8.5 2.2 6.1 5.2 4.3 26.3 Depreciation and amortization 19.6 14.6 18.2 13.3 1.3 67.0 Restructuring and other severance costs 2.9 1.1 – 0.4 0.1 4.5 Systems/organization establishment expenses 0.1 0.2 – – – 0.3 Acquisition and disposal costs – – – 0.1 0.1 0.2 Loss on early extinguishment/modification of debt 0.1 – – – – 0.1 Asset write-downs and other (0.1) – – 0.1 – – Foreign exchange loss on financing activities, net 0.5 0.2 – 1.0 0.7 2.4 Other 0.2 (0.1) 3.4 – 0.4 3.9 Total Adjusted EBITDA $86.5 $36.5 $74.9 $47.5 ($18.5) $226.9

Reconciliation of Pre-Tax Income to Adjusted EBITDA – 2010

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Three months ended March 31, 2010						
Income (loss) from continuing operations before taxes	**$39.8**	**$4.6**	**$8.2**	**$16.7**	**($21.5)**	**$47.8**
Interest expense, net	16.4	7.7	4.6	8.2	4.9	41.8
Depreciation and amortization	18.6	14.7	17.7	12.6	1.6	65.2
Restructuring and other severance costs	0.1	0.2	–	–	0.1	0.4
Systems/organization establishment expenses	0.4	0.2	0.2	0.1	–	0.9
Acquisition and disposal costs	0.1	–	–	–	0.1	0.2
Asset write-downs and other	–	1.8	–	–	–	1.8
Foreign exchange (gain) loss on financing activities, net	(1.0)	0.1	–	(0.6)	1.2	(0.3)
Other	(0.6)	0.2	–	–	(0.5)	(0.9)
Total Adjusted EBITDA	**$73.8**	**$29.5**	**$30.7**	**$37.0**	**($14.1)**	**$156.9**
Three months ended June 30, 2010						
Income (loss) from continuing operations before taxes	**$38.4**	**$14.2**	**$10.1**	**$20.9**	**($21.0)**	**$62.6**
Interest expense, net	14.9	7.6	3.3	7.2	3.3	36.3
Depreciation and amortization	17.9	14.2	16.1	11.9	1.3	61.4
Restructuring and other severance costs	0.5	0.3	–	0.1	–	0.9
Systems/organization establishment expenses	0.3	0.1	0.1	–	–	0.5
Acquisition and disposal costs	0.4	–	–	–	–	0.4
Asset write-downs and other	0.1	0.3	–	–	0.1	0.5
Foreign exchange loss (gain) on financing activities, net	0.9	–	–	0.5	(1.0)	0.4
Other	–	0.3	–	–	(0.1)	0.2
Total Adjusted EBITDA	**$73.4**	**$37.0**	**$29.6**	**$40.6**	**($17.4)**	**$163.2**

Note: Continuing operations only.

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – 2010 (cont'd)

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Three months ended September 30, 2010						
Income (loss) from continuing operations before taxes	**$37.6**	**$11.8**	**$14.0**	**$20.8**	**($26.8)**	**$57.4**
Interest expense, net	15.1	7.6	4.2	6.8	4.9	38.6
Depreciation and amortization	18.4	14.0	16.2	12.0	1.2	61.8
Restructuring and other severance costs	0.1	0.3	–	0.7	0.4	1.5
Systems/organization establishment expenses	0.1	–	–	–	–	0.1
Acquisition and disposal costs	(0.1)	0.1	–	–	0.4	0.4
Loss on early extinguishment/modification of debt	0.7	0.3	–	0.4	0.2	1.6
Asset write-downs and other	0.1	–	–	–	–	0.1
Foreign exchange (gain) loss on financing activities, net	(1.2)	(0.1)	–	(0.4)	0.8	(0.9)
Other	–	0.1	(0.2)	–	0.1	–
Total Adjusted EBITDA	**$70.8**	**$34.1**	**$34.2**	**$40.3**	**($18.8)**	**$160.6**
Three months ended December 31, 2010						
Income (loss) from continuing operations before taxes	**$42.3**	**$3.4**	**$12.2**	**$14.0**	**($35.2)**	**$36.7**
Interest expense, net	10.6	2.9	2.9	6.9	11.1	34.4
Depreciation and amortization	19.4	13.9	19.6	13.1	1.5	67.5
Restructuring and other severance costs	1.3	0.7	–	0.3	(0.1)	2.2
Systems/organization establishment expenses	0.2	–	0.2	0.1	0.1	0.6
Acquisition and disposal costs	0.1	0.1	–	–	0.1	0.3
Asset write-downs and other	1.6	2.0	0.1	0.8	4.6	9.1
Foreign exchange (gain) loss on financing activities, net	1.9	0.1	–	0.1	(0.3)	1.8
Other	0.3	0.1	–	–	0.7	1.1
Total Adjusted EBITDA	**$77.7**	**$23.2**	**$35.0**	**$35.3**	**($17.5)**	**$153.7**

Note: Continuing operations only.

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – 2009

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Three months ended March 31, 2009						
Income (loss) from continuing operations before taxes	**$13.2**	**($5.4)**	**($7.4)**	**($6.8)**	**($22.0)**	**($28.4)**
Interest expense, net	14.8	7.2	9.8	8.0	9.5	49.3
Depreciation and amortization	18.8	15.1	17.9	11.9	2.2	65.9
Restructuring and other severance costs	1.6	2.7	0.1	3.1	0.1	7.6
Systems/organization establishment expenses	0.3	0.5	1.1	0.1	0.1	2.1
Loss (gain) on early extinguishment of debt	0.4	–	–	0.3	(2.9)	(2.2)
Asset write-downs and other	0.1	0.2	–	–	1.4	1.7
Foreign exchange loss on financing activities, net	0.7	–	–	1.2	3.7	5.6
Other	0.4	0.3	–	–	(0.3)	0.4
Total Adjusted EBITDA	**$50.3**	**$20.6**	**$21.5**	**$17.8**	**($8.2)**	**$102.0**
Three months ended June 30, 2009						
Income (loss) from continuing operations before taxes	**$13.1**	**($5.2)**	**($4.3)**	**($2.7)**	**$2.0**	**$2.9**
Interest expense, net	15.1	7.3	4.8	8.2	(6.9)	28.5
Depreciation and amortization	17.8	15.4	18.8	12.8	2.0	66.8
Restructuring and other severance costs	0.5	1.7	(0.1)	1.7	0.1	3.9
Systems/organization establishment expenses	0.1	0.6	0.3	0.1	(0.1)	1.0
Loss on early extinguishment of debt	10.1	2.2	–	6.6	9.0	27.9
Foreign exchange (gain) loss on financing activities, net	(1.3)	0.1	–	(0.6)	(14.7)	(16.5)
Other	2.1	0.2	–	–	0.6	2.9
Total Adjusted EBITDA	**$57.5**	**$22.3**	**$19.5**	**$26.1**	**($8.0)**	**$117.4**

Note: Continuing operations only.

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – 2009 (cont'd)

($ in millions)

	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Three months ended September 30, 2009						
Income (loss) from continuing operations before taxes	**$33.4**	**$2.0**	**($2.5)**	**$8.0**	**($23.7)**	**$17.2**
Interest expense, net	18.7	8.5	6.4	9.7	10.3	53.6
Depreciation and amortization	18.3	15.9	19.5	13.4	2.2	69.3
Restructuring and other severance costs	2.3	1.0	0.1	0.7	–	4.1
Systems/organization establishment expenses	0.2	0.6	1.1	0.1	0.4	2.4
Loss (gain) on early extinguishment of debt	1.1	0.2	–	0.3	(0.7)	0.9
Asset write-downs and other	(0.4)	–	–	–	–	(0.4)
Foreign exchange (gain) loss on financing activities, net	(5.4)	(0.1)	–	(0.8)	1.8	(4.5)
Other	(0.1)	0.2	–	–	0.6	0.7
Total Adjusted EBITDA	**$68.1**	**$28.3**	**$24.6**	**$31.4**	**($9.1)**	**$143.3**
Three months ended December 31, 2009						
Income (loss) from continuing operations before taxes	**$26.8**	**($6.4)**	**$5.9**	**$6.8**	**($14.6)**	**$18.5**
Interest expense, net	19.7	8.8	3.6	10.2	4.4	46.7
Depreciation and amortization	19.2	16.3	21.5	13.9	1.3	72.2
Restructuring and other severance costs	1.4	0.7	–	1.5	1.1	4.7
Systems/organization establishment expenses	0.1	0.4	0.6	–	(0.3)	0.8
Acquisition and disposal costs	0.1	2.7	0.1	–	0.1	3.0
Asset write-downs and other	0.6	–	–	0.3	0.4	1.3
Foreign exchange loss (gain) on financing activities, net	1.8	0.1	–	(0.4)	(2.1)	(0.6)
Other	0.1	1.3	–	0.1	(0.9)	0.6
Total Adjusted EBITDA	**$69.8**	**$23.9**	**$31.7**	**$32.4**	**($10.6)**	**$147.2**

Note: Continuing operations only.

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($ in millions) (1) Net of proceeds on sale of assets. (2) These amounts represent the cash impact of adjustments made to Adjusted EBITDA permitted under the Company’s senior secured credit agreement. (3) Free cash flow does not reflect the sale of discontinued operations. Reconciliation of Net Cash from Operations to Free Cash Flow: 2005 – LTM 9/30/11 Twelve months ended September 30, December 31, 2011 2010 2009 2008 PF 2007 2006 2005 Net cash provided by operating activities – nine months ended September 30, 2011 $364.9 Net cash provided by operating activities – three months ended December 31, 2010 131.8 Net cash provided by operating activities $496.7 $482.4 $369.6 $296.6 $368.5 $302.6 $257.6 Capital expenditures(1) (247.0) (181.4) (152.7) (219.5) (199.6) (203.1) (186.9) Restructuring charges 7.1 9.4 41.3 7.2 9.0 5.6 16.3 Swap termination payments 14.3 3.2 31.1 – – – – Systems/organization establishment expenses 1.9 2.1 6.2 12.9 4.2 10.7 4.1 Payments to former Dynamit Nobel parent – – – – – – 21.5 Management services agreement termination fee – – – – – – 10.0 Other(2) 3.4 4.6 6.1 (2.2) (6.2) 7.3 5.2 Free cash flow(3) $276.4 $320.3 $301.6 $95.0 $175.9 $123.1 $127.8

Reconciliation of Net Cash from Operations to Adjusted EBITDA: 2005 – LTM 9/30/11

($ in millions)

	Twelve months ended						
	September 30,	December 31,					
	2011	2010	2009	2008 PF	2007	2006	2005
Net cash provided by operating activities from continuing operations	$497.4	$478.0	$363.6	$279.6	$342.6[1]	$251.8[1]	$237.5[1]
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	100.2	(48.5)	(90.6)	72.7	46.3	22.6	2.4
Current portion of income tax provision	93.5	36.3	29.8	38.5	37.2	29.3	28.2
Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives	108.8	158.6	174.1	164.0	166.7	195.2	198.5
Restructuring and other severance costs	11.7	5.0	20.3	34.1	12.0	5.3	15.7
Systems/organization establishment expenses	1.9	2.1	6.3	12.5	4.8	11.5	5.1
Acquisition and disposal costs	0.7	1.3	3.0	1.7	2.3	1.9	1.1
Inventory write-up charges	–	–	–	6.9	5.7	1.1	–
Bad debt provision	0.6	1.2	(1.2)	(3.3)	1.2	–	(1.6)
Other	6.0	0.4	4.6	1.9	(4.4)	(0.8)	3.2
Discontinued operations adjustments[2]	–	–	–	–	(31.3)	(29.1)	(26.1)
Pro forma adjustments[3]	–	–	–	43.4	–	–	–
Total Adjusted EBITDA	**$820.8**	**$634.4**	**$509.9**	**$652.0**	**$583.1**	**$488.8**	**$464.0**

(1) Includes former plastic compounding business, which was sold on January 7, 2011 and pool and spa chemicals business sold in October 2008.
(2) Primarily represents the Adjusted EBITDA of former plastic compounding business, which was sold on January 7, 2011.
(3) Includes pro forma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.

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Reconciliation of Net Sales and Capital Expenditures – LTM 9/30/11 Net Sales ($ in millions) Capital Expenditures ($ in millions) Note: Capital expenditures are net of government grants received. Specialty Chemicals Performance Additives Titanium Dioxide Pigments Advanced Ceramics Corporate and other Consolidated Nine months ended September 30, 2011 $1,025.0 $614.7 $735.4 $455.3 $24.5 $2,854.9 Three months ended December 31, 2010 302.7 162.3 195.0 130.3 7.9 798.2 Twelve months ended September 30, 2011 $1,327.7 $777.0 $930.4 $585.6 $32.4 $3,653.1 Consolidated Nine months ended September 30, 2011 $181.6 Three months ended December 31, 2010 65.7 Twelve months ended September 30, 2011 $247.3

($ in millions) (1) Includes pro forma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008. (2) Includes discontinued operations of the pool and spa chemicals business sold in 2008. Reconciliation of Net Sales: 2005 – 2008 Twelve months ended December 31, 2008 2007 2006 2005 Net sales, as reported $3,137.0 $2,806.4 $2,479.4 $2,298.6 Pro forma adjustment(1) 351.0 – – – Discontinued operations adjustment(2) – 71.0 73.5 63.1 Total Net Sales $3,488.0 $2,877.4 $2,552.9 $2,361.7

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